SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 July 25, 2000

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 88-0360305
                                  333-52351-03                 23-2723382
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the June, 2000 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the June 2000 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the June 2000 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



    July 31, 2000

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      494,715,12       2,929,62        7,785,0     10,714,711.40
A Certificate                                             443,6                         443,689.34

Totals               650,000,000      494,715,12       3,373,31        7,785,0     11,158,400.74

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  486,930,039.      7.351250%     7.320000%
A Certificate                                                              NA            NA

Totals                                             486,930,039.79

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         761.100195       4.507114      11.977058     16.484172    749.123137
A Certificate                           0.000000       0.682599       0.000000      0.682599      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  14,047,678.81   4,009,774.15   1,907,041.30  9,577,245.80  2,854,111.09
                 % of Pool Balan        2.74542%       0.78365%       0.37270%      1.87174%      0.55780%
                 Number of Loans             255             69             48           166            58
                 % of Loans             3.14349%       0.85059%       0.59172%      2.04635%      0.71499%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        14,017,387.85
                 % of Pool Balan        2.73950%
                 Number of Loans             222
                 % of Loans             2.73669%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   519,461,347.02
Prefunding                                                                                           0.00
Principal Reduction                                                                          7,785,087.43
Ending Aggregate Mortgage Loan Balance                                                      511,676,259.59

Beginning Aggregate Mortgage Loan Count                                                               8225
Ending Aggregate Mortgage Loan Count                                                                  8112

Current Weighted Average Coupon Rate                                                             9.554465%
Next Weighted Average Coupon Rate                                                                9.548068%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            677,695.46
Curtailments                                                                                   414,926.21
Prepayments                                                                                  5,910,513.17
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           781,952.59
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          370,349.99

Total Principal Reduction                                                                         8,155,437.42

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         216,442.23
Less: Amounts to Cover Interest Shortfalls                                                      10,354.06
Less: Delinquent Service Fees                                                                          56,786.98
Collected Servicing Fees for Current Period:                                                         149,301.19

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,086,692.91

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  5,910,5          1,196,       7,414,73                                                    -
                                                                                                                   -

Total                    5,910,5          1,196,       7,414,73                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     370,349.99          0.00 24,746,219.80

Total                                                24,746,219           370,         0.00 24,746,219.80

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00


Total              24,746,219.80            0.00







Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.031077
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       3,501,086.18
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                   123,368.00
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            2,992,499.45

Principal Collected:                                                   7,003,134.84

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 411,602.60

Delinquency Advances on Mortgage Interest:                             1,086,692.91

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                        11,775.75

Capitalized Interest Requirement:                                                       -

Capitalized Interest Fund Earnings                                       0.00

Capitalized Interest Account                                             0.00

Investment Earnings on Pre-Funding Account                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHo                         -

Sum of the Above Amounts:                                                          11,505,705.55

LESS:

Servicing Fees (including PPIS):                                          159,655.25

Non Recoverable Advance                                                       8,838.81

Indenture Trustee Fees:                                                       3,030.19

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         53,594.14

Reimbursement of Delinquency Advances/Servicing Advances                  123,368.00

Total Reductions to Available Funds Amount:                                             348,764.17

Total Available Funds:                                                                          11,156,941.38

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      265,877,74       1,574,48        3,836,7       5,411,201.97
B Certificate                                             351,4                         351,406.92

Totals               350,000,000      265,877,74       1,925,89        3,836,7       5,762,608.89

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  262,041,025.      7.351250%     7.320000%
B Certificate                                                              NA            NA

Totals                                             262,041,025.97

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         759.650693       4.498530      10.962047     15.460577    748.688646
B Certificate                           0.000000       0.540626       0.000000      0.540626      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   6,979,218.01   1,941,351.59     715,637.79  6,131,004.81  2,633,331.94
                 % of Pool Balan        2.53453%       0.70501%       0.25989%      2.22649%      0.95630%
                 Number of Loans             104             34             13           100            38
                 % of Loans             2.83379%       0.92643%       0.35422%      2.72480%      1.03542%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan   9,251,576.81
                 % of Pool Balan        3.35974%
                 Number of Loans             151
                 % of Loans             4.11444%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   279,202,615.52
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          3,836,716.45
Ending Aggregate Mortgage Loan Balance                                                      275,365,899.07

Beginning Aggregate Mortgage Loan Count                                                                       3,724
Ending Aggregate Mortgage Loan Count                                                                          3,670

Current Weighted Average Coupon Rate                                                             9.560640%
Next Weighted Average Coupon Rate                                                                9.545576%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            341,768.76
Curtailments                                                                                    66,816.65
Prepayments                                                                                  3,020,484.40
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           407,646.64
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          120,418.69

Total Principal Reduction                                                                         3,957,135.14

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         116,334.43
Less: Amounts to Cover Interest Shortfalls                                                       2,425.09
Less: Delinquent Service Fees                                                                          30,473.37
Collected Servicing Fees for Current Period:                                                           83,435.97

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    590,134.67

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  3,020,4             474       3,716,29                                                    -
                                          -                                                                        -

Total                    3,020,4             474       3,716,29                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10     120,418.69          0.00 13,324,873.10

Total                                                13,324,873           120,         0.00 13,324,873.10

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00


Total              13,324,873.10            0.00







Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.04
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                      3,107,416.08
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    36,102.60
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                 0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           1,603,855.10

                 Principal Collected:                                  3,429,069.81

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                287,227.95

                 Delinquency Advances on Mortgage Interest:               590,134.67

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         6,083.00

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Account  Earnings                  0.00

                 Capitalized Interest Account                            0.00

                 Reversal of Realized Loss Amount                                       -

                 Unreimbursed Delq/Servicing Advances Paid Back           0.00

                 Sum of the Above Amounts:                                           5,916,370.53

LESS:

                 Servicing Fees (including PPIS):                           85,861.06

                 Non-Recoverable Advance                                      1,088.10

                 Indenture Trustee Fees:                                      1,628.68

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        28,803.42

                 Reimbursement of Delinquency Advances/Servicin             36,102.60

                 Total Reductions to Available Funds Amount:                            153,761.64

                 Total Available Funds:                                                           5,762,608.89

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        69,163,2          401,2        1,261,8       1,663,083.81
C Certificate                                             142,7                         142,742.76

Totals               100,000,000        69,163,2          543,9        1,261,8       1,805,826.57

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    67,901,429      7.201250%     7.170000%
C Certificate                                                              NA            NA

Totals                                               67,901,429.46

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         691.632965       4.012168      12.618671     16.630839    679.014294
C Certificate                           0.000000       0.219604       0.000000      0.219604      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   2,544,395.99     601,211.94     205,688.62  2,029,252.93    738,663.99
                 % of Pool Balan        3.49656%       0.82620%       0.28266%      2.78864%      1.01509%
                 Number of Loans              30              9              3            26             7
                 % of Loans             3.77834%       1.13350%       0.37783%      3.27456%      0.88161%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   3,504,841.85
                 % of Pool Balan        4.81643%
                 Number of Loans              38
                 % of Loans             4.78589%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   74,030,381.71
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,261,867.05
Ending Aggregate Mortgage Loan Balance                                                      72,768,514.66

Beginning Aggregate Mortgage Loan Count                                                                807
Ending Aggregate Mortgage Loan Count                                                                   794

Current Weighted Average Coupon Rate                                                             9.666698%
Next Weighted Average Coupon Rate                                                                9.653882%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             34,789.03
Curtailments                                                                                    90,763.91
Prepayments                                                                                    922,091.78
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           214,222.33
Other Principal                                                                                      0.00

Less: Realized Losses                                                                           11,830.92

Total Principal Reduction                                                                         1,273,697.97

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           30,845.99
Less: Amounts to Cover Interest Shortfalls                                                           0.00
Less: Delinquent Service Fees                                                                            8,280.72
Collected Servicing Fees for Current Period:                                                           22,565.27

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    158,851.70

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                     922,             304       1,250,03                                                    -
                                          -      .                                                                 -

Total                       922,             304       1,250,03                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20      11,830.92          0.00  4,867,085.20

Total                                                  4,867,08             11         0.00  4,867,085.20

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00


Total               4,867,085.20            0.00







Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.06
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                         843,264.59
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                     1,612.87
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                              429,225.35

                 Principal Collected:                                  1,047,644.72

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                202,391.41

                 Delinquency Advances on Mortgage Interest:               158,851.70

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         1,906.00


                 Sum of the Above Amounts:                                           1,840,019.18

LESS:

                 Servicing Fees (including PPIS):                           22,565.27

                 Non-Recoverable Advance                                         371.26

                 Indenture Trustee Fees:                                         431.84

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                          8,933.59

                 Reimbursement of Delinquency Advances/Servicin               1,612.87

                 Total Reductions to Available Funds Amount:                              34,192.61

                 Total Available Funds:                                                           1,805,826.57